UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On March 22, 2005, the Board of Directors of Horizon Bank, a wholly-owned subsidiary of Horizon Financial Corp., adopted a plan of conversion to convert Horizon Bank from a Washington state chartered savings bank to a Washington state chartered commercial bank. The charter change is subject to the approval of the Washington Department of Financial Institutions. The press release announcing the charter conversion is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

        (c)         Exhibits

        99.1       Press Release dated March 28, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

Date: March 28, 2005	By:/s/V. Lawrence Evans
V. Lawrence Evans
President and Chief Executive Officer

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Exhibit 99.1

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                                                                              CONTACTS:    V. Lawrence Evans, Chairman & CEO
                                                                                                                                   Dennis Joines, President & COO
                                                                                                                                   Rich Jacobson, Executive VP & CFO
                                                                                                                                   360.733.3050

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News Release

BOARD OF HORIZON FINANCIAL SUBSIDIARY APPROVES CONVERSION  TO COMMERCIAL BANK STATUS

BELLINGHAM, WA - March 28, 2005 - Horizon Financial Corp. (Nasdaq: HRZB) today announced the Board of Directors of its Horizon Bank subsidiary intends to convert it to a Washington State chartered commercial bank from a Washington State chartered savings bank.

"Over the past few years, we have implemented our strategy of shifting the balance sheet towards a commercial community bank, focused on attracting commercial loans, mortgage loans, consumer loans and low-cost core deposits," stated V. Lawrence Evans, Chairman and CEO.  "Assuming we receive approval from the Washington Department of Financial Institutions, converting our charter is the next step in our strategy to build a premier community commercial bank franchise."

"We will continue our strategy of building relationships with our customers to serve their needs by providing commercial banking, consumer and mortgage lending, and retail banking services throughout our office network," states Dennis Joines, President and COO. "This charter conversion will be completely seamless to our customers, providing Horizon more flexibility as we continue to grow."

Horizon Financial Corp. is a $933 million, state-chartered bank holding company headquartered in Bellingham, Washington. The Corporation's primary subsidiary, Horizon Bank, operates 17 retail offices, three commercial loan centers and three real estate loan centers throughout Whatcom, Skagit and Snohomish Counties. In April 2005, Horizon will open an office in Lakewood, located in Pierce County near Tacoma. This office will be the second new retail location to open in the past 12 months.

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